UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THUNDER BRIDGE ACQUISITION II, LTD.
(Name of Registrant as Specified in its Charter)

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THUNDER BRIDGE ACQUISITION II, LTD.
9912 Georgetown Pike, Suite D203
Great Falls, Virginia 22066

To the Shareholders of Thunder Bridge Acquisition II, Ltd.:

You are cordially invited to attend the 2020 annual meeting of shareholders (the “Annual Meeting”) of Thunder Bridge Acquisition II, Ltd. (the “Company”) to be held on Wednesday, December 30, 2020 at 10:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/thunderbridgeacquisitionii/2020. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may solely be attended virtually online via the Internet and the physical location of the meeting for purposes of the Amended and Restated Memorandum and Articles of Association of the Company is 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposal:

●	An ordinary resolution to ratify the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF GRANT THORNTON LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board of Directors has fixed the close of business on December 1, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board of Directors,
/s/ Gary A. Simanson
President, Chief Executive Officer and Director

This proxy statement is dated December 4, 2020
and is being mailed with the form of proxy on or shortly after December 9, 2020.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

THUNDER BRIDGE ACQUISITION II, LTD.
9912 Georgetown Pike, Suite D203
Great Falls, Virginia, 22066
NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 30, 2020

To the Shareholders of Thunder Bridge Acquisition II, Ltd.:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of shareholders (the “Annual Meeting”) of Thunder Bridge Acquisition II, Ltd., a Cayman Islands exempted company (the “Company”), will be held on Wednesday, December 30, 2020 at 10:00 a.m., Eastern Time, as a virtual meeting. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/thunderbridgeacquisitionii/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposal:

●	An ordinary resolution to ratify the selection by our audit committee of Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the year ending December 31, 2020.

Only shareholders of record of the Company as of the close of business on December 1, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Each ordinary share entitles the holder thereof to one vote. All holders of Class A ordinary shares and Class B ordinary shares are entitled to vote on the proposal to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/thunderbridgeacquisitionii/2020.

By Order of the Board of Directors,
/s/ Gary A. Simanson
President, Chief Executive Officer and Director

i

THUNDER BRIDGE ACQUISITION II, LTD.
9912 Georgetown Pike, Suite D203
Great Falls, Virginia 22066

PROXY STATEMENT
2020 ANNUAL MEETING OF SHAREHOLDERS
To be held on Wednesday, December 30, 2020, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Thunder Bridge Acquisition II, Ltd., a Cayman Islands exempted company (the “Company,” “we,” us,” and “our”), for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, December 30, 2020 at 10:00 a.m., Eastern Time, or at any adjournments thereof. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about December 9, 2020.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2020.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposal at the Annual Meeting:

●	An ordinary resolution to ratify the selection by our audit committee of Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the year ending December 31, 2020.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all shareholders vote “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm.

Who may vote at the Annual Meeting of shareholders?

Holders of the Company’s ordinary shares, par value $0.0001 per share, as of the close of business on December 1, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares issued and outstanding.

All holders of Class A ordinary shares and Class B ordinary shares are entitled to vote on the proposal to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On December 1, 2020, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding and entitled to vote. In order for us to conduct the Annual Meeting, the holders of a majority of the voting power of our ordinary shares entitled to vote on any of the proposals to be voted on at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, for the proposal to ratify the selection by our audit committee of Grant Thornton as our independent registered public accounting firm, 21,562,501 Class A ordinary shares and Class B ordinary shares combined must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each Class A ordinary share and Class B ordinary share is entitled to one vote on each matter that comes before the Annual Meeting. Information about the share holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Gary A. Simanson, our President, Chief Executive Officer and Director, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Simanson to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a shareholder of record, you may vote online before the meeting, or vote at the Annual Meeting via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Over the Internet. You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

What vote is required to ratify the selection by our audit committee of Grant Thornton as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions and broker non-votes will be considered as present at the Annual Meeting for the purposes of establishing a quorum but shall have no effect on this proposal, assuming that a quorum of the holders of Class A ordinary shares and Class B ordinary shares combined is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the ratification of Grant Thornton to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Thunder Bridge Acquisition II LLC, a Delaware limited liability company of which, Gary A. Simanson, our President, Chief Executive Officer and Director, is the managing member.

Who can help answer my questions?

You can contact our Chief Financial Officer, William A. Houlihan at (202) 431-0507 or by sending a letter to Mr. Houlihan at the offices of the Company at 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066 with any questions about the proposal described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a shareholder of Thunder Bridge Acquisition II, Ltd. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Wednesday, December 30, 2020, or any adjournment thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Wednesday, December 30, 2020, at 10:00 a.m., Eastern Time as a virtual meeting. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/thunderbridgeacquisitionii/2020. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposal, which is more fully described in this proxy statement:

●	An ordinary resolution to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the year ending December 31, 2020.

Record Date, Voting and Quorum

Our Board fixed the close of business on December 1, 2020, as the Record Date for the determination of holders of our outstanding ordinary shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote.

For the proposal to ratify the selection by our audit committee of Grant Thornton as our independent registered public accounting firm, the holders of 21,562,501 Class A ordinary shares and Class B ordinary shares combined, present virtually or represented by proxy, constitute a quorum.

Required Vote

The approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions and broker non-votes will be considered as present at the Annual Meeting for the purposes of establishing a quorum but shall have no effect on this proposal, assuming that a quorum of the holders of Class A ordinary shares and Class B ordinary shares combined is present.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given him in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, William A. Houlihan, at (202) 431-0507.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Thunder Bridge Acquisition II, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Cayman Islands law nor our amended and restated memorandum and articles of association provide for appraisal or other similar rights for dissenting shareholders in connection with the proposal to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Thunder Bridge Acquisition II, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066. Our telephone number at such address is (202) 431-0507.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 1, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

●	each of our executive officers and directors that beneficially owns shares of our ordinary shares; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 34,500,000 Class A ordinary shares, which includes Class A ordinary shares underlying the units sold in our initial public offering, and 8,625,000 Class B ordinary shares outstanding as of December 1, 2020. Voting power represents the combined voting power of Class A ordinary shares and Class B ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the Class A ordinary shares and the Class B ordinary shares vote together as a single class. Currently, all of the Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis. The table below does not include the Class A ordinary shares underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this report.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Ordinary Shares
Thunder Bridge Acquisition II, LLC (our sponsor)(2)(3)	—	—	8,625,000	100%	20%
Gary A. Simanson (3)	100,000	*	8,625,000	100%	20.2%
William A. Houlihan	—	—	—	—	—
John Wu	—	—	—	—	—
David E. Mangum
Mary Anne Gillespie	—	—	—	—	—
Robert Hartheimer	—	—	—	—	—
Stewart J. Paperin	—	—	—	—	—
Allerd D. Stikker	—	—	—	—	—
All directors and executive officers as a group (9 individuals)(2)	100,000	*	8,625,000	100%	20.2%

Other 5% Shareholders
Linden Advisors L.P. (4)	2,622,600	7.6%	—	—	6.08%
Millennium Management LLC (5)	2,360,117	6.8%	—	—	5.47%

*	less than 1%

1)	Unless otherwise noted, the business address of each of the following entities or individuals is 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066.

2)	Interests shown consist solely of founders shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

3)	Mr. Simanson, our President and Chief Executive Officer, may be deemed to beneficially own shares held by our sponsor by virtue of his control over our sponsor, as its managing member. Mr. Simanson disclaims beneficial ownership of our ordinary shares held by our sponsor other than to the extent of his pecuniary interest in such shares. Each of our officers and directors is a member of our sponsor.

4)	According to a Schedule 13G filed with the SEC on August 13, 2019, as amended on January 14, 2020, Linden Advisors L.P, a Delaware partnership, shares voting and dispositive power over 2,622,600 Class A ordinary shares of the Company with Siu Min (Joe) Wong, a citizen of China (Hong Kong) and the United States. Linden Capital L.P., a Bermuda limited partnership and Linden GP LLC, a Delaware limited liability company, may be deemed the beneficial owner of 2,455,706 of those Class A ordinary shares of the Company held by Linden Capital L.P. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

5)	According to a Schedule 13G filed with the SEC on November 7, 2019, as amended on January 8, 2020, jointly by Integrated Core Strategies (US) LLC (“Integrated Core Strategies”), Riverview Group LLC (“Riverview Group”), ICS Opportunities, Ltd. (“ICS Opportunities”), Millennium International Management LP (“Millennium International Management”), Millennium Management LLC (“Millennium Management”), Millennium Group Management LLC (“Millennium Group Management”) and Israel A. Englander (“Mr. Englander”), the parties reported that Integrated Core Strategies was the beneficial owner of 1,500,000 Class A ordinary shares of the Company, that Riverview Group was the beneficial owner of 690,177 Class A ordinary shares of the Company and that ICS Opportunities was the beneficial owner of 170,000 Class A ordinary shares of the Company. Millennium International Management is the investment manager to ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Management is the general partner of Integrated Core Strategies and Riverview Group, and the general partner and 100% shareholder of ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. Millennium Group Management is the managing member of Millennium Management and the general partner of Millennium Internal Management and may be deemed to share voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. Israel A. Englander controls the managing member of Millennium Group Management and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. However, the reporting parties state that the foregoing should not be construed in and of itself as an admission by Millennium International Management, Millennium Management, Millennium Group Management or Mr. Englander as to beneficial ownership of the securities owned by Integrated Core Strategies, Riverview Group or ICS Opportunities. The address for the reporting persons’ principal business office is 666 Fifth Avenue, New York, New York 10103.

PROPOSAL ONE — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM BY VOTE OF THE CLASS A AND CLASS B SHAREHOLDERS

We are asking the shareholders to ratify the audit committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Grant Thornton as our independent registered public accounting firm.

Grant Thornton has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Grant Thornton for services rendered.

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton in connection with regulatory filings. The aggregate fees of Grant Thornton for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from February 13, 2019 (date of inception) to December 31, 2019 totaled approximately $44,284. The aggregate fees of Grant Thornton related to audit services in connection with our initial public offering totaled approximately $26,250. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from February 13, 2019 (date of inception) to December 31, 2019 we did not pay Grant Thornton any audit-related fees.

Tax Fees. We did not pay Grant Thornton for tax services, planning or advice for the period from February 13, 2019 (date of inception) to December 31, 2019.

All Other Fees. We did not pay Grant Thornton for any other services for the period from February 13, 2019 (date of inception) to December 31, 2019.

Our audit committee has determined that the services provided by Grant Thornton are compatible with maintaining the independence of Grant Thornton as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the selection by the audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020 be approved, adopted, confirmed and ratified in all respects.”

Vote Required

The ratification of the appointment of Grant Thornton requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions and broker non-votes will be considered as present at the Annual Meeting for the purposes of establishing a quorum but shall have no effect on this proposal, assuming that a quorum of the holders of Class A ordinary shares and Class B ordinary shares combined is present..

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

OTHER MATTERS

Submission of Shareholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of shareholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2021 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066 no later than August 1, 2021.

In addition, our amended and restated memorandum and articles of association provide notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of shareholders. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 30, 2021, notice of a nomination or proposal must be delivered to us no later than October 1, 2021 and no earlier than September 1, 2021. Nominations and proposals also must satisfy other requirements set forth in the amended and restated memorandum and articles of association. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Thunder Bridge Acquisition II, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attn: Secretary.

THUNDER BRIDGE ACQUISITION II, LTD.
9912 Georgetown Pike, Suite D203,
Great Falls, Virginia 22066
December 30, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THUNDER BRIDGE ACQUISITION II, LTD.

The undersigned hereby appoints Gary A. Simanson, as proxy and attorney-in-fact, with the power of substitution and revocation, and hereby authorizes him to represent and vote, as designated below, all the ordinary shares of Thunder Bridge Acquisition II, Ltd. (the “Company”) held of record by the undersigned at the close of business on December 1, 2020 at the Annual Meeting of Shareholders to be held virtually on Wednesday, December 30, 2020, at 10:00 a.m., Eastern Time, or any adjournment thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.

(Continued, and to be marked, dated and signed, on the other side)

THUNDER BRIDGE ACQUISITION II, LTD.
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/thunderbridgeacquisitionii/2020

THUNDER BRIDGE ACQUISITION II, LTD.

Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL ONE.

1. RESOLVED, as an ordinary resolution, that the selection by the audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020 be approved, adopted, confirmed and ratified in all respects.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2020

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.